UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

September 27, 2019
Date of Report (Date of earliest event reported)

POSITIVE PHYSICIANS HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania	001-38814	83-0824448
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Ident. No.)

100 Berwyn Park, Suite 220 850 Cassatt Road, Berwyn, PA	19312
(Address of principal executive offices)	(Zip Code)

(888) 335-5335
Registrant’s telephone number, including area code

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock	PPHI	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company.  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

In accordance with the Employment Agreement dated March 27, 2019 (the “Employment Agreement”), by and among Lewis S. Sharps, M.D., Positive Physicians Holdings, Inc. (the “Company”), and Positive Physicians Insurance Company, on September 23, 2019, the Compensation Committee of the Company and on September 27, 2019, the Company’s Board of Directors approved the granting of options to purchase 216,930 shares of the Company’s Common Stock (the “Options”) to Dr. Sharps.  The exercise price, which is subject to adjustment upon the occurrence of certain events, is $12.01 per share, which was the closing sale price of the Company’s Common Stock on the date the Options were granted.  Options for one-half of such shares (108,465 shares) will vest in equal monthly installments over the three and one-half year period following September 27, 2019, and one-half of such Options (108,465 shares) will vest upon the achievement by the Company of certain milestones.  The Options were approved by the Company’s shareholders pursuant to a written consent signed by the holders of a majority of the outstanding shares of common stock of the Company.  A copy of the Non-Qualified Stock Option Agreement is filed as Exhibit 10.1 to this 8-K and is incorporated herein by reference.

Item 7.01Regulation FD Disclosure

The Company issued a press release dated September 30, 2019 with respect to the granting of the Options.  The press release, attached as Exhibit 99.1 hereto and incorporated herein by reference, is being furnished to the Securities and Exchange Commission and shall not be deemed to be “filed” for any purpose.

Item 9.01Financial Statements and Exhibits.

(d)Exhibits

10.1	Non-Qualified Stock Option Agreement Between Positive Physicians Holdings, Inc. and Lewis S. Sharps, M.D.

99.1	Press Release dated September 30, 2019, of Positive Physicians Holdings, Inc. regarding the issuance to Lewis S. Sharps, M.D. of options to purchase shares of its common stock.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POSITIVE PHYSICIANS HOLDINGS, INC.
Date: October 2, 2019

	By:	/s/ Lewis S. Sharps, M. D.
	Name:	Lewis S. Sharps, M. D.
	Title:	President and Chief Executive Officer

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